                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            The Bon-Ton Stores, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                                 [BON-TON LOGO]
                            THE BON-TON STORES, INC.
                            2801 EAST MARKET STREET
                                 YORK, PA 17402

                                                                    May 15, 2001

Dear Shareholder:

     You are cordially invited to attend our Annual Meeting of Shareholders to be held at 9:00 a.m. on Tuesday, June 19, 2001, at the Heritage Hills Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania. Enclosed is the official notice of meeting, the proxy statement, the proxy card and our 2000 Annual Report.

     You may now vote your shares via the Internet by accessing the voting site shown on your proxy card, or you may vote by telephone by calling the toll-free number shown on your proxy card. In either case you will need the "control number" that is imprinted on your proxy card. I encourage you to try one of these new voting methods this year.

     Your vote is important to us. Even if you plan to attend the meeting, please sign, date and return your proxy in the enclosed postage-paid envelope or vote by telephone or over the Internet.

                                          Sincerely,

                                          /s/ Tim Grumbacher

                                          Tim Grumbacher
                                          Chairman of the Board and
                                          Chief Executive Officer

                            THE BON-TON STORES, INC.
                            2801 EAST MARKET STREET
                                 YORK, PA 17402

                            NOTICE OF ANNUAL MEETING

     The Annual Meeting of Shareholders of The Bon-Ton Stores, Inc. will be held on Tuesday, June 19, 2001, at 9:00 a.m., at the Heritage Hills Conference Center, 2700 Mount Rose Avenue, York, Pennsylvania.

     The purposes of this year's meeting are:

          1. To elect a Board of Directors for a one-year term; and

          2. To consider any other matters as may properly come before the meeting.

     Shareholders who owned shares of our stock at the close of business on May 4, 2001 may attend and vote at the meeting. If you cannot attend the meeting, you may vote by telephone or over the Internet as instructed on the enclosed proxy card or by mailing the proxy card in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person, even though he or she has already returned a proxy card or voted by telephone or over the Internet.

                                          ROBERT E. STERN
                                          Vice President and
                                          Corporate Secretary

York, Pennsylvania
May 15, 2001
--------------------------------------------------------------------------------

PLEASE VOTE BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN AND DATE THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, DO NOT RETURN YOUR PROXY CARD.
--------------------------------------------------------------------------------

                                    CONTENTS

Voting Securities and Security Ownership....................    2
  Outstanding Shares and Voting Rights......................    2
  Principal Shareholders....................................    3
  Security Ownership of Management..........................    5
Election of Directors.......................................    6
  Meetings and Committees of the Board of Directors.........    7
  Compensation of Directors.................................    7
Executive Compensation......................................    8
  Summary Compensation Table................................    8
  Stock Option Grants.......................................    8
  Stock Option Exercises and Holdings.......................    9
  Employment Agreements.....................................    9
  Supplemental Retirement Benefits..........................   10
  Executive Severance.......................................   10
Stock Performance Graph.....................................   10
Report on Executive Compensation............................   11
Report of the Audit Committee...............................   13
Accountant's Fees...........................................   14
Relationship with Independent Accountants...................   14
Section 16(a) Beneficial Ownership Reporting Compliance.....   14
Incorporation by Reference..................................   14
Certain Transactions........................................   15
Shareholder Proposals.......................................   15
Appendix A -- Audit Committee Charter.......................  A-1

                            THE BON-TON STORES, INC.
                            ------------------------

                                PROXY STATEMENT

     We are providing this proxy statement to solicit your proxy for use at the Annual Meeting of Shareholders. The proxy materials, which consist of the Annual Report, the Notice of Annual Meeting, this proxy statement and the proxy card, are first being sent to our shareholders on or about May 15, 2001.

     We do not anticipate that any matters will be raised at the meeting other than those described in the notice. If any other matters come before the meeting, your proxies will be authorized to act in accordance with their judgment.

     When your proxy card is returned properly signed, or you have effectively voted over the Internet or by telephone, your shares will be voted in accordance with your instructions. If your proxy card is signed and returned without specifying choices, shares will be voted "for" the Board nominees.

     You may revoke your proxy before its exercise by notifying the Secretary of the Company in writing, by delivering a properly executed, later-dated proxy card, by voting again over the Internet or by telephone, or by voting in person at the meeting.

     Your proxy is being solicited by the Board of Directors. We will bear the cost of this solicitation, including the charges of brokerage houses, nominees and fiduciaries in forwarding these materials to beneficial owners. This solicitation may be made in person or by telephone or telecopy by our directors, officers or employees, or by a professional proxy solicitation organization engaged by us.

     References in this proxy statement to a year refer to our fiscal year, which is the 52 or 53 week period ending on the Saturday nearer January 31 of the following calendar year (for example, a reference to 2000 is a reference to the fiscal year ended February 3, 2001).

                    VOTING SECURITIES AND SECURITY OWNERSHIP

OUTSTANDING SHARES AND VOTING RIGHTS

     Only shareholders of record at the close of business on May 4, 2001 are entitled to vote at the meeting. At that time, there were 12,494,456 shares of common stock and 2,989,853 shares of Class A common stock outstanding. The common stock and the Class A common stock vote together on all matters. Holders of common stock are entitled to one vote per share and holders of Class A common stock are entitled to ten votes per share. There are no other classes of voting securities outstanding. In the election of directors, shareholders do not have cumulative voting rights.

     The presence at the meeting, in person or by proxy, of persons entitled to cast a majority of the shareholder votes will constitute a quorum.

     In the election of directors, the nine nominees receiving a plurality of the votes cast (that is, the nine nominees receiving the greatest number of votes) will be elected. Approval of any other matter submitted to the shareholders requires the affirmative vote of a majority of the votes cast. For purposes of determining the number of votes cast on any matter, only those cast "for" or "against," or, in the election of directors, "withhold," are included. Abstentions and broker non-votes are counted only to determine whether a quorum is present at the meeting. A broker "non-vote" occurs when a nominee for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power as to that item and has not received voting instructions from the beneficial owner.

     If you own common stock in your own name, you are an "owner of record." This means that you may use the enclosed proxy card to tell the persons named as proxies how to vote your shares. If you fail to vote, the proxies cannot vote your shares at the meeting.

     You have four voting options:

     - INTERNET: You can vote over the Internet at the web address shown on your proxy card. Internet voting is available 24 hours a day. If you have access to the Internet, we encourage you to vote this way. IF YOU VOTE OVER THE INTERNET, DO NOT RETURN YOUR PROXY CARD.

     - TELEPHONE: You can vote by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. IF YOU VOTE OVER THE TELEPHONE, DO NOT RETURN YOUR PROXY CARD.

     - PROXY CARD: You can vote by mail by signing, dating and mailing your proxy card in the postage-paid envelope which we have provided.

     - VOTE IN PERSON: You can attend the Annual Meeting and vote at the meeting.

     If a broker, bank or other nominee holds your common stock for your benefit but not in your name, your shares are in "street name." In that case, your bank, broker or other nominee will send you a voting instruction form to use in voting your shares. The availability of Internet and telephone voting depends on their voting processes. Please follow the instructions on the voting instruction form they send you.

     If you are a participant in The Bon-Ton Stores, Inc. Profit Sharing/Retirement Plan (the "401(k) Plan"), your proxy will incorporate all shares you own through the 401(k) Plan, assuming your shares are registered in the same name. Your proxy will serve as a voting instruction for the trustee of the 401(k) Plan. If you own shares through the 401(k) Plan and you do not vote, the plan trustee will vote your shares in the same proportion as shares for which instructions were received from other shareholders under the plan.

     The named proxies will vote all shares at the meeting that have been properly voted (whether by Internet, telephone, or mail) and not revoked. If you sign and return your proxy card but do not mark your proxy card to tell the proxies how to vote your shares, the proxies will vote "for" the Board nominees. If action is taken at the meeting on matters that are not described in this proxy statement, the proxies will use their own judgment to determine how to vote your shares.

     Tim Grumbacher, who is the holder of shares of common stock and Class A common stock entitled to vote approximately 77% of the votes entitled to be cast at the meeting, has indicated that he will vote "for" each of the nominees for director. Consequently, the election of each of the nominees for director is assured.

PRINCIPAL SHAREHOLDERS

     This table shows owners of 5% or more of the common stock or Class A common stock as of April 12, 2001, unless otherwise noted. Each person listed has sole voting power and sole investment power as to the shares indicated unless otherwise noted.

                                                   CLASS A COMMON STOCK        COMMON STOCK(1)
                                                   ---------------------    ---------------------
                                                   NUMBER OF                NUMBER OF
NAME AND ADDRESS                                    SHARES       PERCENT     SHARES       PERCENT
----------------                                   ---------     -------    ---------     -------
Tim Grumbacher...................................  2,951,490(2)   98.7%     5,987,997(3)   39.4%
  2801 East Market Street
  York, PA 17402
Nancy T. Grumbacher..............................    545,237(4)   18.2%     1,082,464(5)    8.5%
  2801 E. Market Street
  York, PA 17402
Dimensional Fund Advisors, Inc. .................         --        --        906,200(6)    7.4%
  1299 Ocean Avenue
  Santa Monica, CA 90401
T. Rowe Price Associates, Inc. ..................         --        --        900,800(7)    7.4%
  100 E. Pratt Street
  Baltimore, MD 21202

                                                   CLASS A COMMON STOCK        COMMON STOCK(1)
                                                   ---------------------    ---------------------
                                                   NUMBER OF                NUMBER OF
NAME AND ADDRESS                                    SHARES       PERCENT     SHARES       PERCENT
----------------                                   ---------     -------    ---------     -------
Henry F. Miller..................................    545,237(4)   18.2%       891,691(8)    7.0%
  1650 Arch Street -- 22nd Floor
  Philadelphia, PA 19103
David R. Glyn....................................    545,237(4)   18.2%       871,741(9)    6.8%
  1650 Arch Street -- 22nd Floor
  Philadelphia, PA 19103

---------------
(1) Each share of Class A common stock is convertible into one share of common stock. Accordingly, the number of shares of common stock for each person includes the number of shares of common stock issuable upon conversion of all shares of Class A common stock beneficially owned by such person. Also, the total number of shares of common stock outstanding for purposes of calculating percentage ownership of a person includes the number of shares of Class A common stock beneficially owned by such person.

(2) Includes 545,237 shares of Class A common stock held by trusts for the benefit of Tim Grumbacher's children of which Nancy T. Grumbacher (Mr. Grumbacher's wife), Henry F. Miller and David R. Glyn are the trustees. Mr. Grumbacher disclaims beneficial ownership of all shares referred to in this note.

(3) Includes (a) 185,773 shares of common stock held by The Grumbacher Family Foundation, a charitable foundation of which Tim Grumbacher, Nancy T. Grumbacher and David J. Kaufman are the directors, (b) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher, Henry F. Miller and David R. Glyn are the trustees, (c) 24,950 shares of common stock held by other trusts for the benefit of Mr. Grumbacher's children of which Ms. Grumbacher and Mr. Miller are the trustees, and (d) 5,000 shares of common stock held by a trust for the benefit of Mr. Grumbacher's grandchild of which Ms. Grumbacher, Beth Elser and Mr. Glyn are the trustees. Mr. Grumbacher disclaims beneficial ownership of all shares referred to above. Also includes options to purchase 44,550 shares.

(4) Consists of Class A common stock held by trusts for the benefit of Tim Grumbacher's children of which Nancy T. Grumbacher, Henry F. Miller and David R. Glyn are the trustees. Ms. Grumbacher, Mr. Miller and Mr. Glyn each disclaim beneficial ownership of all shares referred to in this note.

(5) Consists of (a) 185,773 shares of common stock held by The Grumbacher Family Foundation, a charitable foundation of which Nancy T. Grumbacher, Tim Grumbacher and David J. Kaufman are the directors, (b) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Tim Grumbacher's children of which Ms. Grumbacher, Henry F. Miller and David R. Glyn are the trustees, (c) 24,950 shares of common stock held by trusts for the benefit of Tim Grumbacher's children of which Ms. Grumbacher and Mr. Miller are the trustees, and (d) 5,000 shares of common stock held by a trust for the benefit of Tim Grumbacher's grandchild of which Ms. Grumbacher, Beth Elser and Mr. Glyn are the trustees. Ms. Grumbacher disclaims beneficial ownership of all shares referred to in this note.

(6) Based solely on a Schedule 13G dated February 2, 2001 filed with the SEC by Dimensional Fund Advisors, Inc. These shares are owned by investment companies, trusts and accounts as to which Dimensional is investment advisor or manager, and Dimensional disclaims beneficial ownership of all such shares.

(7) Based solely on a Schedule 13G dated February 14, 2001 filed with the SEC by
    T. Rowe Price Associates, Inc. ("Price Associates") and its affiliate. The
    Schedule 13G indicates that, pursuant to reporting requirements, Price Associates is the beneficial owner of such shares; however, Price Associates disclaims that it is the beneficial owner of all such shares.

(8) Consists of (a) 24,950 shares of common stock held by trusts for the benefit of Tim Grumbacher's children, of which Nancy T. Grumbacher and Henry F. Miller are the trustees, and (b) 545,237 shares of Class A common stock and 321,504 shares of common stock held by other trusts for the benefit of Tim Grumbacher's children of which Ms. Grumbacher, Mr. Miller and David R. Glyn are the trustees. Mr. Miller disclaims beneficial ownership of all shares referred to in this note.

(9) Consists of (a) 545,237 shares of Class A common stock and 321,504 shares of common stock held by trusts for the benefit of Tim Grumbacher's children of which Nancy T. Grumbacher, Henry F. Miller and David R. Glyn are the trustees, and (b) 5,000 shares of common stock held by a trust for the benefit of Tim Grumbacher's grandchild of which Ms. Grumbacher, Beth Elser and Mr. Glyn are the trustees. Mr. Glyn disclaims beneficial ownership of all shares referred to in this note.

     The holders of the Class A common stock have entered into an agreement granting Tim Grumbacher (or his personal representative) the right of first refusal to acquire any shares of Class A common stock proposed to be transferred.

SECURITY OWNERSHIP OF MANAGEMENT

     This table shows as of April 12, 2001, the holdings of our Chief Executive Officer, the four other most highly compensated executive officers during 2000, and of Heywood Wilansky, who served as Chief Executive Officer for a part of the year (the "named executives"), and of each director, and of all directors and executive officers as a group. Each person listed has sole voting power and sole investment power with respect to the shares indicated, unless otherwise noted.

                                                      CLASS A COMMON STOCK          COMMON STOCK(1)
                                                     -----------------------    -----------------------
                                                        SHARES                     SHARES
                                                     BENEFICIALLY               BENEFICIALLY
NAME                                                    OWNED        PERCENT       OWNED        PERCENT
----                                                 ------------    -------    ------------    -------
Tim Grumbacher.....................................   2,951,490(2)    98.7%      5,987,997(3)    39.4%
Michael L. Gleim...................................          --         --         396,528(4)     3.2%
Frank Tworecke.....................................          --         --          83,916(5)       *
James H. Baireuther................................          --         --          75,000(4)       *
H. Stephen Evans...................................          --         --          53,358(4)       *
Samuel J. Gerson...................................          --         --           5,000(4)       *
Lawrence J. Ring...................................          --         --           7,000(4)       *
Robert C. Siegel...................................          --         --           4,000(4)       *
Leon D. Starr......................................          --         --          25,580(6)       *
Leon F. Winbigler..................................          --         --          20,000(4)       *
Thomas W. Wolf.....................................          --         --           7,000(4)       *
Heywood Wilansky...................................          --         --         589,467(7)     4.8%
All directors and executive officers as a group (21
  persons).........................................   2,951,490       98.7%      7,560,456(8)    48.2%

---------------
 *  less than 1%

(1) See note (1) to Principal Shareholders table.

(2) See note (2) to Principal Shareholders table.

(3) See note (3) to Principal Shareholders table.

(4) Includes options to purchase the number of shares indicated: Mr.
    Gleim -- 183,949 shares; Mr. Baireuther -- 30,000 shares; Mr.
    Evans -- 50,598 shares; Mr. Gerson -- 4,000 shares; Mr. Ring -- 4,000 shares; Mr. Siegel -- 2,000 shares; Mr. Winbigler -- 3,000 shares; and Mr. Wolf -- 2,000 shares.

(5) Includes 2,250 shares owned by Mr. Tworecke's children, as to which Mr. Tworecke disclaims beneficial ownership, and options to purchase 66,666 shares.

(6) Includes 21,500 shares owned by Mr. Starr's spouse, as to which Mr. Starr disclaims beneficial ownership, and options to purchase 1,500 shares.

(7) Mr. Wilansky was formerly President and Chief Executive Officer -- he is no longer with the Company. The information provided is as of June 27, 2000.

(8) Includes options to purchase 506,766 shares.

                                    PROPOSAL

                             ELECTION OF DIRECTORS

     The Board proposes the following nominees for election as directors to hold office until the 2002 Annual Meeting of Shareholders and until their respective successors have been elected. Each is currently a director and has agreed to serve if elected. Should a nominee become unable or decline to serve before the Annual Meeting, the proxies may vote for a substitute the Board recommends unless the Board reduces the number of directors.

     TIM GRUMBACHER -- Director since 1967. Age 61. Chairman of the Board of The Bon-Ton since August 1991, and Chief Executive Officer since June 2000. From 1977 to 1989 he was President and from 1985 to 1995 he was Chief Executive Officer of The Bon-Ton.

     SAMUEL J. GERSON -- Director since 1996. Age 59. Director of Allmerica Financial Corp., an insurance company. Mr. Gerson is a trustee emeritus of the Kennedy Library Foundation, trustee associate of Boston College, and a board member of Herald Media Group, Inc. and of College Coach, Inc. Mr. Gerson was Chairman and Chief Executive Officer of Filene's Basement Corp. from 1984 to June 2000. Filene's Basement Corp. filed for relief under Chapter 11 of the Bankruptcy Code in August 1999, and sold substantially all its assets in March 2000.

     MICHAEL L. GLEIM -- Director since 1991. Age 58. Vice Chairman and Chief Operating Officer of The Bon-Ton since December 1995. From 1991 to December 1995 he was Senior Executive Vice President and from 1989 to 1991 he was Executive Vice President of The Bon-Ton.

     LAWRENCE J. RING -- Director since 1997. Age 52. Professor of Business Administration at the College of William and Mary's Graduate School of Business Administration in Williamsburg, Virginia for more than five years. Dr. Ring also conducts an international consulting and executive education practice, and is a director of Specialty Stores, Ltd., a retailer headquartered in Durban, South Africa.

     ROBERT C. SIEGEL -- Director since 1998. Age 64. Consultant to the apparel and footwear industry since December 1998. From December 1993 to December 1998, he was Chairman and Chief Executive Officer of The Stride Rite Corporation, a shoe manufacturer and retailer. Mr. Siegel is a director of McNaughton Apparel Group, Inc., a women's sportswear manufacturer, and of Skechers U.S.A., Inc., a footwear manufacturer and retailer.

     LEON D. STARR -- Director since 1991. Age 82. Management consultant to department and specialty stores since 1984. Before that, he held various positions with Allied Stores Corporation, a national operator of department stores, for over 35 years.

     FRANK TWORECKE -- Director since 1999. Age 54. Vice Chairman -- Chief Merchandising Officer at The Bon-Ton since November 1999. From January 1996 until November 1999, he was President and Chief Operating Officer of Jos. A. Bank Clothiers.

     LEON F. WINBIGLER -- Director since 1991. Age 75. Retired Chairman and Chief Executive Officer of Mercantile Stores Company, Inc., a national department store operator.

     THOMAS W. WOLF -- Director since 1998. Age 52. President of the Wolf Organization, Inc., a building materials manufacturer and distributor, since 1985. He is a director of Waypoint Financial Corporation, a savings and loan association, and of Irex Corporation, a national building contractor.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2000, the Board held five meetings and took action by unanimous consent without a meeting twice. The Board has an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee but does not have a Nominating Committee. The primary functions of the committees are as follows:

Executive Committee          - has the authority to act in place of the Board on
                               certain specified matters.

                             - members are Tim Grumbacher, Frank Tworecke and
                               Michael L. Gleim.

                             - held twelve meetings during 2000.

Audit Committee              - reviews our internal controls, our auditing,
                               accounting and financial reporting processes, and handles matters relating to our independent accountants.

                             - oversees our regulatory and ethical compliance.

                             - members are Samuel J. Gerson, Lawrence J. Ring,
                               Robert C. Siegel, Leon F. Winbigler and Thomas W. Wolf.

                             - held two meetings during 2000.

Compensation and Stock
Option Committee             - determines the compensation of the Chairman of
                               the Board and Chief Executive Officer, the Vice Chairman and Chief Operating Officer, and the Vice Chairman and Chief Merchandising Officer, and oversees the compensation of all other employees.

                             - administers our stock option and compensation
                               plans.

                             - members are Samuel J. Gerson, Lawrence J. Ring,
                               Robert C. Siegel, Leon F. Winbigler and Thomas W. Wolf.

                             - held two meetings during 2000.

     No director attended fewer than 75% of the total number of meetings of the Board and committees on which he served.

COMPENSATION OF DIRECTORS

     We do not pay employee directors any separate compensation for serving as directors. We pay each non-employee director who is not a consultant to The Bon-Ton an annual fee of $20,000, $2,000 for attendance at each Board meeting and $1,000 for attendance at each committee meeting. Each non-employee director also receives an annual grant of options to purchase shares of common stock, the amount of shares to be determined each year by the Compensation and Stock Option Committee. Each non-employee director who is a consultant to The Bon-Ton receives one-half of the compensation paid, and one-half of the options granted, to a non-employee director. Mr. Starr is the only non-employee director who provides consulting services to us. We reimburse all directors for any expenses related to their Board service.

     Mr. Starr has rendered consulting services to The Bon-Ton since 1984 and received approximately $65,000 in consulting fees in 2000. We anticipate we will pay Mr. Starr approximately $65,000 in consulting fees in 2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     This table sets forth, for the last three years, the compensation paid or accrued to each of the named executives:

                                                                                       LONG-TERM
                                               ANNUAL COMPENSATION                    COMPENSATION
                                    -----------------------------------------   ------------------------
                                                                  OTHER         RESTRICTED   SECURITIES
                                                                  ANNUAL          STOCK      UNDERLYING       ALL OTHER
NAME AND POSITION            YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)   AWARDS ($)   OPTIONS (#)   COMPENSATION ($)
-----------------            ----   ----------   ---------   ----------------   ----------   -----------   ----------------
Tim Grumbacher.............  2000     278,846          --          9,302               --           --              --
  Chairman of the            1999     350,000          --          8,445               --           --              --
  Board of Directors and     1998     350,000      73,626          8,061               --           --              --
  Chief Executive Officer
Michael L. Gleim...........  2000     483,536      75,000         11,030               --           --              --
  Vice Chairman and          1999     441,090      93,968         11,100               --           --              --
  Chief Operating Officer    1998     427,659     110,550         11,436           40,000(1)    15,000          49,575
Frank Tworecke(2)..........  2000     484,754      75,000        144,595(3)            --           --              --
  Vice Chairman and          1999      90,000          --         31,471               --           --              --
  Chief Merchandising
    Officer
James H. Baireuther........  2000     319,115      30,000          9,724               --           --              --
  Executive Vice President,  1999     258,115      35,000          9,229               --           --          28,220
  Chief Financial Officer    1998     239,192      35,000          9,076               --       10,000          99,040
H. Stephen Evans...........  2000     271,572       6,753         15,358               --           --              --
  Senior Vice President,     1999     254,810      17,348         14,650               --           --              --
  Real Estate, Legal and     1998     244,816      19,210         14,729               --           --              --
  Governmental Affairs
Heywood Wilansky(4)........  2000   1,042,299     170,000         40,759               --           --         718,749(5)
  Former President and       1999   1,000,000     587,935        455,833               --           --         427,082
  Chief Executive Officer    1998     996,154     621,100        106,471        3,562,500      250,000         989,591

---------------
(1) This represents a grant of 5,000 restricted shares, which will vest on August 31, 2001. The value of these restricted shares at the end of 2000 was $15,625.

(2) Mr. Tworecke joined the Company in 1999.

(3) Includes $123,802 of payments made by the Company to Mr. Tworecke pursuant to the loan repayment provisions of his employment contract.

(4) In June 2000, Mr. Wilansky ceased to be an employee of the Company. Pursuant to his separation agreement, the restricted stock previously granted to him became fully vested. In addition, Mr. Wilansky will continue to receive his base salary of $1,000,000 per year and other benefits through January 31, 2003, subject to mitigation requirements contained in the separation agreement, and he is entitled to the benefits available under the supplemental retirement plan previously established for him. These benefits represent a $5.7 million liability to the Company as of February 3, 2001.

(5) Represents the value of restricted stock which became fully vested.

STOCK OPTION GRANTS

     No stock option grants were made to any of the named executives during 2000. We do not have any plan which permits the granting of stock appreciation rights.

STOCK OPTION EXERCISES AND HOLDINGS

     There were no options exercised by any of the named executives during 2000.

     The following table shows the number and value of unexercised stock options for the named executives during 2000.

                       OPTION VALUES AT FEBRUARY 3, 2001

                                                 NUMBER OF SECURITIES
                                                      UNDERLYING                 VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS
                                                   FEBRUARY 3, 2001             AT FEBRUARY 3, 2001(1)
                                             ----------------------------    ----------------------------
                                             EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                                             -----------    -------------    -----------    -------------
Tim Grumbacher.............................     44,550              --           --              --
Michael L. Gleim...........................    183,949           5,000           --              --
Frank Tworecke.............................     66,666         133,334           --              --
James H. Baireuther........................     26,667           3,333           --              --
H. Stephen Evans...........................     49,598           1,000           --              --
Heywood Wilansky...........................         --              --           --              --

---------------
(1) In-the-money options are options having an exercise price below $3.125, the year-end share price. Value is calculated by multiplying the difference between the option exercise price and $3.125 by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS

  Michael L. Gleim

     Mr. Gleim's employment agreement expires January 31, 2002 and provides for an annual base salary of $450,000. He is also eligible for an annual bonus to be determined by the Compensation Committee. If Mr. Gleim is discharged without cause or resigns for good reason (each as defined in his employment agreement), he will continue to receive his base salary and other benefits for the greater of the remaining term of the agreement or one year from termination of employment.

  Frank Tworecke

     Mr. Tworecke's employment agreement commenced November 11, 1999 and continues to February 1, 2003. It provides for an annual base salary of $450,000 and a bonus in accordance with criteria established by the Compensation Committee up to a maximum bonus of 75% of his base salary. If Mr. Tworecke is discharged without cause or resigns for good reason (each as defined in the employment agreement), he will continue to receive his base salary and other benefits for one year if the discharge or resignation occurs after November 11, 2001, or for a year and a half if the discharge or resignation occurs earlier.

  Heywood Wilansky

     The Company entered into an employment agreement with Mr. Wilansky which was to expire January 31, 2003, pursuant to which Mr. Wilansky was entitled to receive an annual base salary of $1,000,000 and an annual bonus based on the attainment of performance goals. The agreement provided that in the event the Company discharged Mr. Wilansky without cause or Mr. Wilansky resigned for good reason (each as defined in the agreement), Mr. Wilansky would continue to receive his base salary and other benefits for the remaining term of the agreement. As previously noted, Mr. Wilansky left the Company on June 27, 2000; this termination of employment was deemed to be a discharge by the Company without cause and, as such, Mr. Wilansky is entitled to receive his base salary (paid in bi-weekly installments) for the remaining term of the agreement (i.e., until January 31, 2003). Mr. Wilansky also received a $170,000 cash bonus he would have been entitled to receive for fiscal 2000 based solely on the Company's performance. In addition, 333,333 shares of restricted stock issued to Mr. Wilansky and options to purchase 265,666 shares of the Company's common stock immediately vested upon Mr. Wilansky's resignation. The stock options were exercisable for a period of 90 days. Mr. Wilansky did not exercise any of the stock options within the 90 day period.

SUPPLEMENTAL RETIREMENT BENEFITS

     The Company has established a nonqualified, unfunded retirement plan for certain key executives. Under the terms of this plan, each participant is entitled to an annual retirement benefit if he or she remains employed by the Company for a stated period, with an increase in this annual benefit for each full year thereafter that the participant remains so employed, subject, in some cases, to a maximum annual benefit.

     The table below reflects the benefits available under this plan.

                                 ANNUAL        IF EMPLOYED       ANNUAL INCREASE    MAXIMUM ANNUAL
PARTICIPANT                      BENEFIT         THROUGH           THEREAFTER          BENEFIT
-----------                      -------    -----------------    ---------------    --------------
Frank Tworecke.................  $50,000    November 10, 2004        $15,000           $125,000
Michael L. Gleim...............   30,000    January 31, 2002          10,000                 --
James H. Baireuther............   30,000    February 1, 2005          10,000             80,000

EXECUTIVE SEVERANCE

     We have entered into severance agreements with certain of our executive officers other than Messrs. Grumbacher, Gleim and Tworecke, which generally provide for payment of one year's base salary if the executive officer is terminated without cause (as defined in such agreement).

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return on common stock from February 2, 1996 through February 3, 2001, the cumulative total return on the CRSP Total Return Index for The Nasdaq Stock Market (US Companies) and the Nasdaq Retail Trade Stocks Index during such period. The comparison assumes $100 was invested on February 2, 1996 in the Company's common stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

                            THE BON-TON STORES, INC.
                            STOCK PERFORMANCE GRAPH
                                  FISCAL 2000
[STOCK PERFORMANCE GRAPH]

                                                         BON-TON                     NASDAQ                   NASDAQ RETAIL
                                                         -------                     ------                   -------------
2/2/96                                                      100                         100                         100
2/1/97                                                   133.33                      129.68                      123.41
1/30/98                                                  266.67                      153.45                      144.41
1/29/99                                                     150                      239.15                      175.88
1/29/00                                                   69.05                      361.05                      144.23
2/3/01                                                    59.52                      251.48                      108.16

--------------------------------------------------------------------------------
                                                              NASDAQ
                     Date                          NASDAQ     RETAIL     BON-TON
--------------------------------------------------------------------------------
 2/2/96                                            100.00     100.00     100.00
 2/1/97                                            129.68     123.41     133.33
 1/30/98                                           153.45     144.41     266.67
 1/29/99                                           239.15     175.88     150.00
 1/29/00                                           361.05     144.23      69.05
 2/3/01                                            251.48     108.16      59.52
--------------------------------------------------------------------------------

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which consists of only non-employee directors, approves all general policies affecting the compensation of The Bon-Ton's executive officers. The Compensation Committee determines the compensation of Tim Grumbacher, Chairman of the Board and Chief Executive Officer, Michael L. Gleim, Vice Chairman and Chief Operating Officer, and Frank Tworecke, Vice Chairman and Chief Merchandising Officer, and utilizes recommendations from the Executive Committee with respect to the compensation of all other executive officers, but retains the authority to determine the compensation of such other executive officers and may accept, reject or modify, in its discretion, the Executive Committee's recommendations.

     The basic forms of executive compensation are annual compensation, in the form of salary and bonus, and long-term incentives, currently consisting primarily of stock options. The Compensation Committee seeks to achieve a mix of these to properly compensate and motivate the Company's executives. In doing so, the Compensation Committee considers various aspects of the Company's operating results as well as its financial condition, and considers each executive's role in such achievement.

  Annual Compensation -- Salary and Bonus

     Annual compensation is comprised of a base salary and a possible bonus. The base salaries of Michael L. Gleim and Frank Tworecke are established pursuant to employment agreements which were approved by the Compensation Committee based on a variety of factors, including the general level of executive compensation in the industry, the general level of executive compensation at The Bon-Ton and the evaluation of the importance of the executive to The Bon-Ton. The base salaries of the remainder of the Company's senior executives are approved annually by the Compensation Committee upon recommendations from the Executive Committee based on such subjective factors as individual and Company performance. The Compensation Committee commissions an independent contractor to conduct periodic surveys of executive compensation in the department store industry and utilizes such survey information in making its decisions on executive compensation.

     The Compensation Committee believes it appropriate that an increasing amount of the potential annual compensation for these senior executives be in the form of an annual bonus which is dependent upon The Bon-Ton's performance. The bonus for 2000 for each of Mr. Gleim and Mr. Tworecke was determined under a bonus plan based on the Company's net income during 2000. The Compensation Committee certified that bonuses be paid to these executives in the amounts indicated in the Summary Compensation Table.

     For executive officers other than Messrs. Grumbacher, Gleim and Tworecke, we adopted the Management Incentive Plan, which provides for the granting of cash bonuses to participants based on a combination of Company performance, measured by earnings before interest, and the participant's individual performance, measured against various personal goals and objectives established at the beginning of the year. The Management Incentive Plan is currently administered by the Compensation Committee. Bonus payouts are discretionary and no bonus payouts may be made if the Company fails to achieve established minimum performance goals. Management Incentive Plan participants had the right to elect to receive a portion of their bonus in restricted shares of common stock which shares were issued in the name of the participant but are not eligible for resale until bonus awards for such participants are made. The Compensation Committee may accelerate the vesting of the restricted shares.

     A cash bonus award or option grant may, in addition, be made at the discretion of the Compensation Committee without regard to whether any specified criteria are met.

  Compensation of the Chief Executive Officer

     The Compensation Committee set the base salary for Tim Grumbacher for 2000, prior to his resuming the position of Chief Executive Officer. This base salary remained unchanged after Mr. Grumbacher resumed the position of Chief Executive Officer. Mr. Grumbacher did not receive a bonus for 2000.

     Mr. Wilansky, the Company's former Chief Executive Officer, left the Company on June 27, 2000. Mr. Wilansky will continue to be compensated pursuant to a severance agreement he entered into with the company that was approved by the Compensation Committee. The terms of Mr. Wilansky's compensation are more fully described above in the discussion of "Executive Compensation: Employment Agreements."

  Long-Term Incentives -- Stock Options and Restricted Stock Awards

     The Compensation Committee administers The Bon-Ton Stores, Inc. 1991 Stock Option Plan and The Bon-Ton Stores, Inc. 2000 Stock Incentive Plan, both of which provide for the grant of stock options and restricted stock awards. These options and awards are intended to help align the executive officers' interests with those of shareholders by increasing such officers' stake in The Bon-Ton.

     Stock options and restricted stock awards generally vest over a number of years, and any unvested options or shares of restricted stock are usually forfeited 90 days after termination of the recipient's employment. Such awards, therefore, are also intended to encourage recipients to remain in the employ of The Bon-Ton over a substantial period of time.

     Of the 10,500 total stock options granted in 2000, none were granted to the named executives.

  Qualifying Executive Compensation for Deductibility Under Provisions of the Internal Revenue Code

     The Internal Revenue Code provides that a publicly-held corporation may not generally deduct compensation for its chief executive officer and certain other executive officers to the extent that compensation for the executive exceeds $1,000,000 unless such compensation is "performance based" as defined in the Code. The Compensation Committee does not anticipate that compensation for any of the Company's executives shall exceed $1,000,000 in 2001. If any executive's compensation may exceed that threshold, the Compensation Committee will take such actions as are appropriate to qualify, to the extent it determines such actions are in the best interests of the Company, compensation paid to executives for deductibility under the Code. Nevertheless, the Compensation Committee has in the past, and may in the future, recommend or approve payment of compensation that may not be deductible under these provisions if the Compensation Committee has determined that such payments are in the best interests of the Company.

    Members of the Compensation Committee:

     Leon F. Winbigler, Chairman
     Samuel J. Gerson
     Lawrence J. Ring
     Robert C. Siegel
     Thomas W. Wolf

REPORT OF THE AUDIT COMMITTEE

     The functions of the Audit Committee are focused on three areas:

     - the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

     - the independence and performance of the Company's independent accountants.

     - the Company's compliance with legal and regulatory requirements.

     The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. These matters are discussed with the Company's independent accountants and with appropriate Company financial personnel.

     The Audit Committee meets privately with the independent accountants who have unrestricted access to the members of the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent accountants and reviews periodically their performance and independence from management.

     The members of the Audit Committee are all "independent" directors as defined in the listing standards of the National Association of Securities Dealers.

     The Board has adopted a written charter setting out the audit related functions the Audit Committee is to perform. A copy of that charter is attached to this proxy statement as Appendix A.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

     The independent accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

     This year, the Audit Committee held two meetings. The Audit Committee reviewed the Company's audited financial statements and met with both management and Arthur Andersen LLP, the Company's independent accountants, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with Arthur Andersen LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with Arthur Andersen LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2001. The Audit Committee has recommended and the Board has approved the selection of the Company's independent accountants.

     Members of the Audit Committee:

     Lawrence J. Ring, Chairman
     Samuel J. Gerson
     Robert C. Siegel
     Leon F. Winbigler
     Thomas W. Wolf

ACCOUNTANT'S FEES

     During 2000, we retained Arthur Andersen LLP, our independent accountant, to provide services in the following categories and amounts:

Audit fees................................................  $233,000
Financial information systems design and implementation
  fees....................................................        --
All other fees............................................  $169,000

     The Audit Committee also considered whether the provision of non-audit services by our independent accountant is compatible with maintaining auditor independence.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The firm of independent accountants recommended by the Audit Committee and selected by the Board for 2001 is Arthur Andersen LLP. The Board expects that a representative of Arthur Andersen LLP will be present at the meeting, will be given an opportunity to make a statement at such meeting if he desires to do so, and will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Executive officers, directors and persons who own more than 10% of either class of the Company's stock are required to file reports of ownership and changes in ownership with the SEC and furnish the Company with copies of these reports. Based on the Company's review of the reports received and on written representations from those who are subject to these requirements, we believe that all 2000 filing requirements were timely made except that Leon F. Winbigler filed a Form 4 with respect to the purchase of 5,000 shares of common stock one day late and Michael L. Gleim filed a Form 4 with respect to the purchase of 6,000 shares of common stock one day late. The Company did not receive any written representations from Heywood Wilansky concerning his filing, or failure to file, any required reports.

INCORPORATION BY REFERENCE

     To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled Report of the Compensation Committee, Report of the Audit Committee (to the extent permitted by the rules of the Securities and Exchange Commission) and Stock Price Performance Graph, as well as the Audit Committee Charter attached as Appendix A, will not be deemed incorporated unless specifically provided otherwise in such filing.

CERTAIN TRANSACTIONS

     The Company leases its Oil City, Pennsylvania store from Tim Grumbacher pursuant to a lease entered into on January 1, 1981. The rental payments during 2000 under this lease were $223,500. The Oil City lease terminates on July 31, 2006 and the Company has five five-year renewal options.

     The Company leased the land for its York Galleria store from MBM Land Associates Limited Partnership ("MBM"), a partnership of which Tim Grumbacher, through a wholly-owned corporation, and certain trusts established for the benefit of his three children, are the partners. This lease was terminated in December 2000 when the Company purchased this land. The land and the store were immediately sold to an independent third party and leased back by the Company. Rental payments by the Company to MBM during 2000, prior to termination of this lease, were $57,750.

     The Company also leased from MBM a portion of the property on which its distribution center is located. The remainder was leased from Mr. Grumbacher. These leases were terminated in December 2000 when the Company purchased this land. The major portion of the land and the distribution center were immediately sold to an independent third party and leased back by the Company. During 2000, Mr. Grumbacher and MBM received rental payments prior to termination of these leases aggregating $118,976 and $29,524, respectively.

     Total lease payments to Tim Grumbacher and affiliated entities during 2000 were $429,750.

     In 1999, we made a $160,000 loan to Frank Tworecke pursuant to the terms of his employment agreement. This loan bears interest at 5.57% per annum and is repayable in 36 equal installments. As of February 3, 2001, the principal amount outstanding was $96,090.

     Pursuant to Heywood Wilansky's employment agreement, the Company made a loan to Mr. Wilansky in 1998 in the amount of $480,447, and made a loan to Mr. Wilansky in 1999 in the amount of $207,775. Mr. Wilansky repaid both of these loans in full on the termination of his employment.

SHAREHOLDER PROPOSALS

     Shareholder proposals for the 2002 Annual Meeting of Shareholders must be received by the Company by January 15, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

     A shareholder may wish to have a proposal presented at the 2002 Annual Meeting of Shareholders but not included in the Company's proxy statement and form of proxy for that meeting. If notice of any such proposal is received by the Company after March 30, 2002, such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934 and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

                                          By order of the Board of Directors

                                          ROBERT E. STERN
                                          Vice President and
                                          Corporate Secretary

May 15, 2001

                                   APPENDIX A
                            THE BON-TON STORES, INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of The Bon-Ton Stores, Inc. (the "Company") shall be composed of three or more directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. All members of the Committee shall be financially literate with at least one member having accounting or other related financial management expertise.

     The members of the Committee shall be elected by the Board at its annual organizational meeting and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall report through its Chair to the Board following meetings of the Committee. Minutes or other records of meetings and activities of the Committee shall be maintained.

STATEMENT OF POLICY

     The Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, independent accountants (the "Accountants") and the management of the Company.

MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the Accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee, or its Chair, will meet with the Accountants and management to review the Company's financials consistent with item 4. (see next page)

RESPONSIBILITIES

     In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee shall:

  Documents/Reports Review

 1. Review and update this Charter periodically, at least annually, as conditions dictate.

 2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the Accountants.

 3. Review the reports to management prepared in the contract audit function and management's response.

 4. Review with management and the Accountants the 10-Q prior to its filing or prior to the release of earnings if significant events, transactions or changes in accounting estimates occur which affect the quality of the Company's financial reporting. The Chair may represent the entire Committee for purposes of this review.

  Independent Accountants

 5. Recommend to the Board the selection of the Accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the Accountants. On an annual basis, the Committee should review the Accountants formal written statement regarding all significant relationships the Accountants have with the Company to determine the Accountants' independence. The Committee will instruct the Accountants that the Board is the client.

 6. Review the performance of the Accountants and approve any proposed discharge of the Accountants when circumstances warrant.

 7. Periodically consult with the Accountants, without management present, about internal controls and the fullness and accuracy of the financial statements.

  Financial Reporting Processes

 8. In consultation with the Accountants, review the integrity of the financial reporting processes, both internal and external.

 9. Consider the Accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

10. Inquire of management and the Accountants about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

11. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the Accountants or management.

  Process Improvement

12. Following completion of the annual audit, review separately with management and with the Accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

13. Review any significant disagreement between management and the Accountants in connection with the preparation of the financial statements.

14. Review with the Accountants and with management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.)

  Ethical and Legal Compliance

15. Review and update periodically the Company's Code of Ethical Standards and Business Practices (the "Code") and ensure that management has established a system to enforce the Code.

16. Review management's monitoring of the Company's compliance with the Code and periodically determine that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

17. Review activities, organizational structure and qualifications of the contract audit function.

18. Review legal compliance matters, including corporate securities trading policies, with Company counsel.

19. Review with Company counsel any legal matter that could have a significant impact on the financial statements.

20. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                            THE BON-TON STORES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder of THE BON-TON-STORES, INC. (the "Company") hereby appoints Tim Grumbacher and Michael L. Gleim, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of stock of the Company which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company, to be held at Heritage Hills Conference Center, 2700 Mount Rose Avenue, York, PA 17402 on June 19, 2001, at 9:00 a.m., provided that said proxies are authorized and directed to vote as indicated with respect to matters set forth on the opposite side of this proxy.

UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINATED DIRECTORS. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

                      PLEASE DATE, SIGN AND MAIL YOUR PROXY
                         CARD BACK AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF SHAREHOLDERS
                            THE BON-TON STORES, INC.

                                  JUNE 19, 2001






               - Please Detach and Mail in the Envelope Provided -
--------------------------------------------------------------------------------

A  /X/  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

                       FOR     WITHHELD
1. Election of                              NOMINEES:  Tim Grumbacher
   Directors:          / /        / /                  Samuel J. Gerson
                                                       Michael L. Gleim
FOR, except vote withheld for the                      Lawrence J. Ring
following nominee(s):                                  Robert C. Siegel
                                                       Leon D. Starr
                                                       Frank Tworecke
_______________________________________                Leon F. Winbigler
                                                       Thomas W. Wolf





SIGNATURE(S)_______________________________________________ Date:_________, 2001

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                            THE BON-TON STORES, INC.

                                  JUNE 19, 2001


                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

TO VOTE BY INTERNET
-------------------
PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.



YOUR CONTROL NUMBER IS      --
                                    ---------------------------------




               - Please Detach and Mail in the Envelope Provided -

                       FOR     WITHHELD
1. Election of                              NOMINEES:  Tim Grumbacher
   Directors:          / /        / /                  Samuel J. Gerson
                                                       Michael L. Gleim
FOR, except vote withheld for the                      Lawrence J. Ring
following nominee(s):                                  Robert C. Siegel
                                                       Leon D. Starr
                                                       Frank Tworecke
____________________________________________           Leon F. Winbigler
                                                       Thomas W. Wolf





SIGNATURE(S)_______________________________________________ Date:_________, 2001

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.